UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05415

Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Global Infrastructure Fund (formerly Morgan Stanley Utilities Fund)* performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

* The Fund's name change was effective November 3, 2008.

Fund Report

For the year ended December 31, 2008

Total Return for the 12 Months Ended December 31, 2008
Class A	Class B	Class C	Class I+	Class Q	S&P Global BMI Index[1]	S&P 500® Index[2]	S&P Global Infrastructure Index[3]	S&P 500® Utilities Index[4]
–32.71%	–33.28%	–33.26%	–32.54%	–32.76%	–42.42%	–37.00%	–38.98%	–28.98%

+  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Equity markets experienced significant price declines in 2008 fueled by the deepening credit crisis, high volatility in commodity prices, and slowing economic growth. Although market conditions were challenging throughout the year, the month of September marked the start of a major sell-off that accelerated at an alarming pace as a series of financial institution failures and takeovers diminished investor confidence. At the same time, concerns about inflation that had arisen earlier in the year amid soaring food and energy prices were replaced by growing fears of recession. Weakening economic data including further declines in the housing market, rising unemployment and falling consumer spending contributed to increased recession probabilities. The dire economic and financial conditions prompted governments and central banks to implement extraordinary fiscal and monetary policies but, as of the end of the reporting period, the stimulus measures had done little to boost the markets or global economies. By year end, most of the developed world as well as many emerging economies had entered into recession and global markets remained volatile.

Every sector of the U.S. stock market had double-digit declines for the year. The utilities sector, in which the Fund primarily invested through November 4, 2008, was no exception. During that time, all segments of the sector fell significantly, with the independent power producers and energy traders, and the electric utilities segments experiencing the greatest declines. Conversely, multi-utilities was the best-performing segment, followed by gas utilities. Overall, volatility levels in the utilities sector soared from approximately 15 percent early in the year to 70 percent in December. Nonetheless, in keeping with historical trends in highly volatile markets, utilities still outperformed the broad equity market (as measured by S&P 500® Utilities Index and S&P 500® Index, respectively).

The Fund was restructured from a utilities fund to a global infrastructure fund as of November 5, 2008. The infrastructure sector also declined precipitously during the year in tandem with the broad equity markets, but for the period from November 5 through year end the infrastructure sector lost just slightly more than 5 percent. Of the three major components of the S&P 500® Global Infrastructure Index, utilities was the top-performer, followed by transportation and energy.

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund (formerly Morgan Stanley Utilities Fund) outperformed the S&P Global BMI Index, the S&P Global Infrastructure Index, and the S&P 500® Index and underperformed the S&P 500® Utilities Index for the 12 months ended December 31, 2008 assuming no deduction of applicable sales charges.

For the period from January 1, 2008 through November 4, 2008, the primary contributor to performance relative to the S&P 500® Utilities Index was a significant underweight to electric utilities. Electric utilities lost considerable value and therefore the Fund's comparatively lower exposure was beneficial. Security selection in the segment was also additive to relative performance, as was security selection in multi-utilities.

Other positions, however, were disadvantageous. The largest detractor from relative performance was the Fund's allocation to the telecommunications sector, which is not represented in the S&P 500® Utilities Index. The telecommunications sector was dragged down by poor results at several wireless companies and generally negative investor sentiment. Our positions in gas utilities and energy transportation also hindered relative performance.

Effective November 5, 2008, the Fund's investment focus transitioned from utilities to global infrastructure securities. From that time through the end of the year, the primary contributors to the Fund's performance relative to the S&P Global Infrastructure Index included strong security selection coupled with a slight underweight in energy. Although the Fund's holdings declined along with the sector due primarily to falling commodity prices, they lost comparatively less value than the Index holdings in the sector. An out-of-benchmark allocation to telecommunications was also additive to performance. Although telecommunications companies performed poorly earlier in the year, they were perceived to be less risky later in the year due to their relatively strong balance sheets and business models, helping them to outperform the S&P Global Infrastructure Index. Conversely, security selection within the transportation sector detracted from relative performance, although that was somewhat offset by the Fund's exposure to Japanese transportation companies, which performed well. Additionally, security selection in utilities negatively impacted performance, more than offsetting the benefit of a relative overweight to the sector.

The Fund is managed by the Quantitative and Structured Solutions (QSS) team. The QSS equity management process blends best-in-class, sell-side fundamental research with an established quantitative portfolio construction process. The investment team's systematic approach strives to add excess return while targeting volatility and tracking error to help control risk.

As of year end, the Fund's transition to a global infrastructure portfolio was complete. Given the transitioning, we believe portfolio performance in the latter months of the year may not necessarily indicative of the new strategy's long-term potential. That said, we look forward to the opportunities the new, broader investment focus affords us.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 12/31/08
GDF Suez	5.3%
E.ON AG	4.8
Atlantia S.p.A.	4.5
RWE AG	4.1
Abertis Infraestructuras S.A.	3.9
TransCanada Corp.	3.9
Iberdrola S.A.	3.1
Enel S.p.A.	2.9
Transurban Group	2.9
Williams Companies, Inc. (The)	2.7
TOP FIVE COUNTRIES as of 12/31/08
United States	18.9%
Germany	11.5
Italy	8.4
France	8.4
Japan	8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in, among other areas, the generation, transmission and distribution of electric energy; the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; alternative energy sources; the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; the building, operation and maintenance of airports and ports, railroads and mass transit systems; telecommunications, including wireless and cable networks; water treatment and distribution; other public services such as health care and education; and other emerging infrastructure sectors. The Fund may invest up to 100 percent of its net assets in foreign securities, including emerging markets. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2008
Symbol	Class A Shares* (since 07/28/97) UTLAX	Class B Shares** (since 04/29/88) UTLBX	Class C Shares† (since 07/28/97) UTLCX	Class I Shares†† (since 07/28/97) UTLDX	Class Q Shares††† (since 04/29/88) UTLQX
1 Year	(32.71)%[5] (36.24) [6]	(33.28)%[5] (35.03) [6]	(33.26)%[5] (33.61) [6]	(32.54)%[5] —	(32.76)%[5] (34.50) [6]
5 Years	5.97 [5] 4.83 [6]	5.65 [5] 5.49 [6]	5.19 [5] 5.19 [6]	6.23 [5] —	6.00 [5] 5.84 [6]
10 Years	1.59 [5] 1.04 [6]	1.25 [5] 1.25 [6]	0.82 [5] 0.82 [6]	1.83 [5] —	1.25 [5] 1.25 [6]
Since Inception	4.74 [5] 4.25 [6]	7.10 [5] 7.10 [6]	3.95 [5] 3.95 [6]	4.99 [5] —	7.09 [5] 7.09 [6]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, and Class Q shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

†††  The maximum contingent deferred sales charge (CDSC) for Class Q is 5.0%. The CDSC declines to 0% after six years. Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.

(1)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's primary benchmark was changed in November 2008 from the S&P 500® Index to the S&P Global BMI Index to more accurately reflect the Fund's investible universe.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global Infrastructure Index (S&P Global Infrastructure Index) is designed to track performance of the stocks of 75 of the largest publicly listed infrastructure companies around the world including both developed and emerging markets. The Index includes companies involved in utilities, energy and transportation infrastructure; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities. The Index was launched on November 16, 2001. Returns including periods prior to November 16, 2001 are calculated using the return data of the S&P Global BMI Index through November 16, 2001 and the return data of the S&P Global Infrastructure Index since November 16, 2001. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's secondary benchmark was changed in November 2008 from the S&P 500® Utilities Index to the S&P® Global Infrastructure Index to more accurately reflect the Fund's investible universe.

(4)  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(6)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/08 – 12/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/08	12/31/08	07/01/08 – 12/31/08
Class A
Actual (–29.47% return)	$1,000.00	$705.30	$4.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.58
Class B
Actual (–29.76% return)	$1,000.00	$702.40	$7.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.84	$9.37
Class C
Actual (–29.76% return)	$1,000.00	$702.40	$7.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.14	$9.07
Class I@@
Actual (–29.37% return)	$1,000.00	$706.30	$3.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.86	$4.32
Class Q
Actual (–29.54% return)	$1,000.00	$704.60	$4.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.53

  @  Expenses are equal to the Fund's annualized expense ratios of 1.10%, 1.85%, 1.79%, 0.85% and 1.09% for Class A, Class B, Class C, Class I and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

  @@  Formerly Class D shares. Renamed Class I shares effectively March 31, 2008.

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%)
	Australia (6.8%)
	Electric Utilities (0.1%)
269,067	DUET Group (b)	$325,688
	Industrial (0.2%)
2,287,881	ConnectEast Group (b)	883,320
	Investment Trusts/ Mutual Funds (2.1%)
7,691,086	Macquarie Infrastructure Group (b)(c)	9,224,642
	Other Transportation (4.4%)
4,150,568	Macquarie Airports (b)	6,990,421
3,301,717	Transurban Group (b)(c)	12,678,521
		19,668,942
	Total Australia	30,102,592
	Austria (0.2%)
	Other Transportation
18,617	Flughafen Wien AG (b)	832,414
	Belgium (0.4%)
	Shipping
144,954	Euronav S.A. (b)	1,988,887
	Bermuda (2.0%)
	Other Transportation (0.8%)
3,370,612	Cosco Pacific Ltd. (b)(e)	3,470,173
	Shipping (1.1%)
99,645	Frontline Ltd. (b)(c)(e)	2,905,966
58,349	Nordic American Tanker Shipping Ltd. (c)	1,969,279
		4,875,245
	Transportation (0.1%)
36,120	Ship Finance International Ltd. (c)	399,126
14,124	Tsakos Energy Navigation Ltd.	258,752
		657,878
	Total Bermuda	9,003,296

NUMBER OF SHARES		VALUE
	Brazil (1.4%)
	Electric Utilities (1.3%)
116,504	AES Tiete S.A.-PRF (b)	$755,392
85,450	Companhia de Tranmissao de Electrica Paulista (b)	1,569,611
41,047	Companhia Energetica de Minas Gerais (CEMIG) (ADR) (c)	563,986
3,145	CPFL Energia S.A. (ADR)	122,875
229,216	Electropaulo Metropolitana S.A. (b)	2,570,711
		5,582,575
	Other Transportation (0.0%)
11,735	Companhia de Concessoes Rodoviarias (b)	120,137
	Waste Management (0.0%)
14,965	Companhia de Saneamento de Minas Gerais - Copasa MG (b)	123,348
	Water (0.1%)
9,975	Companhia de Saneamento Basico do Estado de San Paulo (ADR)	241,495
	Total Brazil	6,067,555
	Canada (6.9%)
	Communications - Equipment & Software (0.2%)
36,108	BCE Inc.	735,030
	Gas Distributors (3.8%)
636,690	TransCanada Corp. (c)	17,107,337
	Investment Trusts/Mutual Funds (0.2%)
50,271	Bell Aliant	958,997
	Natural Gas - Pipelines (0.3%)
91,506	AltaGas Income Trust	1,274,932

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

NUMBER OF SHARES		VALUE
	Oil & Gas Pipelines (2.4%)
319,493	Enbridge Inc.	$10,238,269
34,907	Pembina Pipeline Income Fund (c)	430,930
		10,669,199
	Total Canada	30,745,495
	Cayman Islands (0.1%)
	Other Transportation
1,101,500	Hopewell Highway Infrastructure Ltd. (b)	614,266
	Chile (0.1%)
	Electric Utilities
35,620	Enersis S.A. (ADR)	453,799
	China (2.6%)
	Electric Utilities (0.1%)
10,096	Huaneng Power International, Inc. (ADR) (c)	294,601
	Major Telecommunications (0.6%)
3,272,000	China Telecom Corp. Ltd. (H Shares) (b)	1,240,545
1,052,000	China Unicom (Hong Kong) Ltd. (b)	1,279,755
		2,520,300
	Oil Related (0.1%)
2,239,200	Dalian Port (PDA) Co., Ltd. (H Shares) (b)	569,915
	Other Transportation (1.8%)
1,995,000	Beijing Capital International Airport Co., Ltd. (H Shares) (b)	1,010,552
2,225,358	Jiangsu Expressway Co., Ltd. (H Shares) (b)	1,649,175
9,414,779	Zhejiang Expressway Co., Ltd. (H Shares) (b)	5,574,286
		8,234,013
	Total China	11,618,829

NUMBER OF SHARES		VALUE
	Czech Republic (0.3%)
	Electric Utilities (0.1%)
14,955	Ceske Energeticke Zavody a.s. (CEZ) (b)	$607,770
	Specialty Telecommunications (0.2%)
32,719	Telefonica 02 Czech Republic A.S. (b)	719,630
	Total Czech Republic	1,327,400
	Denmark (0.3%)
	Transportation
104,110	Dampskibsselskabet Torn A.S. (b)(c)	1,144,131
	Finland (0.6%)
	Electric Utilities
111,302	Fortum Oyj (b)	2,390,696
	France (8.4%)
	Electric Utilities (0.5%)
35,995	Electricite de France (EDF) (b)(c)	2,092,059
	Environmental Services (0.1%)
39,053	Suez Environement S.A. (b)(a)	658,505
	Gas Distributors (5.3%)
474,747	GDF Suez (b)	23,512,765
	Other Transportation (0.8%)
50,591	Aeroports de Paris (ADP) (b)	3,423,727
	Transportation (1.0%)
65,139	Societe des Autoroutes Paris-Rhin-Rhone (SAPRR) (b)(c)	4,525,521
	Water Utilities (0.7%)
95,341	Veolia Environnement (b)	2,992,252
	Total France	37,204,829

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

NUMBER OF SHARES		VALUE
	Germany (11.5%)
	Electric Utilities (8.9%)
524,068	E.ON AG (b)	$21,191,791
201,132	RWE AG (b)	18,081,066
		39,272,857
	Other Transportation (2.6%)
164,863	Fraport AG (b)(c)	7,199,826
134,329	Hamburger Hafen und Logistik AG (HHLA) (b)	4,474,007
		11,673,833
	Total Germany	50,946,690
	Hong Kong (1.5%)
	Industrial Conglomerates (0.0%)
372,000	Guangdong Investment Ltd. (b)	150,232
	Other Transportation (1.5%)
3,256,383	China Merchants Holdings International Co., Ltd. (b)	6,416,903
	Total Hong Kong	6,567,135
	Italy (8.4%)
	Construction (0.0%)
15,242	Autostrada Torino- Milano S.p.A. (b)	117,261
	Electric Utilities (3.1%)
2,041,600	Enel S.p.A. (b)	13,056,224
234,714	Terna-Rete Electtrica S.p.A. (b)	768,520
		13,824,744
	Industrial (0.5%)
171,061	Ansaldo STS S.p.A. (b)	2,410,149
	Oil & Gas Pipelines (0.1%)
43,256	Snam Rete Gas S.p.A. (b)	238,920
	Other Transportation (4.5%)
1,088,922	Atlantia S.p.A. (b)	20,024,149
	Specialty Telecommunications (0.1%)
17,679	Fastweb (a)(b)	519,659

NUMBER OF SHARES		VALUE
	Utilities (0.1%)
180,367	A2A S.p.A. (b)	$323,268
	Total Italy	37,458,150
	Japan (8.2%)
	Electric Utilities (3.8%)
90,100	Chubu Electric Power Co., Inc. (b)	2,738,375
59,000	Chugoku Electric Power Co. (The) (b)	1,554,286
5,000	Electric Power Development Co., Ltd. (b)	196,397
104,600	Kansai Electric Power Co., Inc. (The) (b)	3,031,014
275,434	Tokyo Electric Power Co., Inc. (The) (b)	9,196,527
		16,716,599
	Gas Distributors (1.3%)
729,000	OSAKA GAS CO., LTD. (b)	3,367,093
496,251	TOKYO GAS CO., LTD. (b)(c)	2,514,740
		5,881,833
	Major Telecommunications (0.4%)
327	NIPPON TELEGRAPH AND TELEPHONE CORP. (NTT) (b)	1,757,461
	Marine Shipping (1.3%)
649,715	Kamigumi Co., Ltd. (b)	5,818,492
	Other Transportation (1.4%)
213,379	Japan Airport Terminal Co., Ltd. (b)(c)	2,869,184
282,405	Mitsubishi Logistics Corp. (b)(c)	3,554,319
		6,423,503
	Total Japan	36,597,888
	Luxembourg (0.0%)
	Wireless Telecommunications
2,686	Millicom International Cellular S.A. (a)	120,628

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

NUMBER OF SHARES		VALUE
	Malaysia (0.0%)
	Other Transportation
218,300	PLUS Expressways Berhad (b)	$188,657
	Marshall Islands (0.2%)
	Marine Shipping
24,305	General Maritime Corp. (c)	262,499
36,913	Teekay Corp. (c)	725,340
	Total Marshall Islands	987,839
	Mexico (1.4%)
	Other Transportation
52,572	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	1,210,207
734,314	Grupo Aeroportuario del Pacifico SA de CV (B Shares)	1,666,570
87,666	Grupo Aeroportuario del Sureste S.A.B de C.V. (ADR) (c)	3,276,955
	Total Mexico	6,153,732
	Netherlands (2.4%)
	Transportation - International
232,999	Koninklijke Vopak NV (b)(c)	8,840,750
34,786	Smit International NV (b)	1,710,580
	Total Netherlands	10,551,330
	New Zealand (0.8%)
	Major Telecommunications (0.4%)
1,274,918	Telecom Corporation of New Zealand Ltd. (b)	1,701,574
	Other Transportation (0.4%)
1,822,669	Auckland International Airport Ltd. (b)	1,731,384
	Total New Zealand	3,432,958

NUMBER OF SHARES		VALUE
	Philippines (0.0%)
	Alternative Power Generation
2,600,000	Energy Development Corp. (b)	$107,554
	Portugal (1.4%)
	Electric Utilities (0.1%)
66,628	Energias de Portugal, S.A. (EDP) (b)	251,117
	Major Telecommunications (0.1%)
71,218	Portugal Telecom, SGPS, S.A. (b)	604,346
	Other Transportation (1.2%)
714,944	Brisa (b)(c)	5,341,999
	Total Portugal	6,197,462
	Russia (0.0%)
	Wireless Telecommunications
13,212	Vimpel-Communications	94,598
	South Korea (0.4%)
	Electric Utilities (0.2%)
87,385	Korea Electric Power Corp. (KEPCO) (ADR) (c)	1,014,540
	Major Telecommunications (0.2%)
32,553	KT Freetel Co., Ltd. (a)(b)	809,765
	Total South Korea	1,824,305
	Spain (8.1%)
	Electric Utilities (3.3%)
1,483,705	Iberdrola S.A. (b)	13,776,471
168,754	Iberdrola Renovables S.A. (a)(b)	729,602
		14,506,073
	Engineering & Construction (0.7%)
408,560	Cintra Concesiones de Infraestructuras de Transporte S.A. (b)(c)	3,073,897

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

NUMBER OF SHARES		VALUE
	Gas Distributors (0.1%)
8,340	Enagas (b)	$182,958
8,222	Gas Natural SDG, S.A. (b)	224,252
		407,210
	Other Transportation (3.9%)
976,073	Abertis Infraestructuras S.A. (b)	17,369,274
	Utilities - Telecommunications (0.1%)
66,597	EDP Renovaveis S.A. (b)	466,373
	Total Spain	35,822,827
	Switzerland (0.4%)
	Transportation - International
7,237	Flughafen Zuerich AG (b)	1,698,944
	Turkey (0.4%)
	Specialty Telecommunications
729,803	Turk Telekomunikasyon A.S. (b)	1,654,276
	United Kingdom (5.1%)
	Electric Utilities (2.0%)
182,964	Drax Group PLC (b)	1,483,165
60,476	International Power PLC (b)	209,978
330,956	National Grid PLC (b)	3,270,732
221,500	Scottish & Southern Energy PLC (b)	3,900,136
		8,864,011
	Gas Distributors (2.3%)
2,640,420	Centrica PLC (b)	10,146,328
	Major Telecommunications (0.2%)
350,082	BT Group PLC (b)	687,838
	Marine Shipping (0.4%)
142,571	Forth Ports PLC (b)	1,888,610
	Miscellaneous Commercial Services (0.2%)
1,133,360	BBA Aviation PLC (b)	1,132,037
	Total United Kingdom	22,718,824

NUMBER OF SHARES		VALUE
	United States (18.9%)
	Electric Utilities (9.6%)
63,741	American Electric Power Co., Inc.	$2,121,300
154,086	CenterPoint Energy, Inc.	1,944,565
42,846	Constellation Energy Group	1,075,006
105,640	Dominion Resources, Inc.	3,786,138
68,460	DTE Energy Co.	2,441,968
204,909	Duke Energy Corp.	3,075,684
28,380	Entergy Corp.	2,359,229
146,707	Exelon Corp.	8,158,376
96,608	FirstEnergy Corp.	4,693,217
63,758	FPL Group, Inc.	3,208,940
37,270	NRG Energy, Inc. (a)(c)	869,509
66,453	PPL Corp.	2,039,443
80,437	Public Service Enterprise Group Inc.	2,346,347
123,956	Southern Co. (The) (c)	4,586,372
		42,706,094
	Energy (2.5%)
706,036	Spectra Energy Corp.	11,113,007
	Gas Distributors (2.2%)
131,233	Atmos Energy Corp.	3,110,222
82,224	Oneok, Inc.	2,394,363
16,998	Southern Union Co.	221,654
165,878	UGI Corp.	4,050,741
		9,776,980
	Major Telecommunications (0.3%)
732,316	Sprint Nextel Corp.	1,340,138
	Marine Shipping (0.1%)
14,665	Overseas Shipholding Group, Inc. (c)	617,543
	Oil & Gas Pipelines (3.9%)
646,167	El Paso Corp.	5,059,488
5,301	Kinder Morgan Management, LLC (a)	211,934
837,631	Williams Companies, Inc. (The)	12,128,897
		17,400,319

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

NUMBER OF SHARES		VALUE
	Oil & Gas Production (0.0%)
26,746	Crosstex Energy Inc. (c)	$104,309
	Specialty Telecommunications (0.2%)
186,784	Qwest Communications International, Inc. (c)	679,894
	Telecommunications (0.1%)
10,192	Crown Castle International Corp. (a)	179,175
15,543	SBA Communications Corp. (a)	253,662
		432,837
	Total United States	84,171,121
	Total Common Stocks (Cost $411,396,790)	440,789,107
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (15.6%)
	Securities Held as Collateral on Loaned Securities (14.7%)
	Repurchase Agreements (3.6%)
$3,967	Barclays Capital (0.44%, dated 12/31/08, due 01/02/09; proceeds $3,967,204; fully collateralized by SPDR Trust common stock at the date of this Portfolio of Investments; valued at $4,165,463).	3,967,107

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$6,612	Bank of America Securities LLC (0.08% - 0.39% dated 12/31/08, due 01/02/09; proceeds $6,611,942; fully collateralized by a U.S. Government Agency security and common stocks at the date of this Portfolio of Investments as follows: Freddie Mac Giant 5.50% due 06/01/35; Consolidated Edison, Inc., Cognizant Technology Solutions Corp. and Progress Energy; valued at $6,863,099).	$6,611,845
1,333	Merrill Lynch & Co., Inc. (0.44%, dated 12/31/08, due 01/02/09; proceeds $1,333,245; fully collateralized by corporate bonds at the date of this Portfolio of Investments as follows: CSX Corp. 6.15% due 05/01/37; Macy's Retail Holdings Inc. 6.625% due 04/01/11; Yum! Brands Inc. 8.875% due 04/15/11; Embarq Corp. 7.082% due 06/01/16; Macy's Retail Holdings Inc. 5.35% due 03/15/12; Yum! Brands Inc.7.70% due 07/01/12 and Avnet Inc. 2.00% due 03/15/34; valued at $1,384,484).	1,333,212

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$3,967	Citigroup (0.44%, dated 12/31/08, due 01/02/09; proceeds $3,967,204; fully collateralized by common stocks at the date of this Portfolio of Investments as follows: Clorox Co. (The) and Copart, Inc.; valued at $4,165,568.	$3,967,106
	Total Repurchase Agreements (Cost $15,879,270)	15,879,270
NUMBER OF SHARES (000)
	Investment Company (d) (11.1%)
49,461	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $49,460,828)	49,460,828
	Total Securities Held as Collateral on Loaned Securities (Cost $65,340,098)	65,340,098
	Investment Company (d) (0.9%)
3,738	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $3,738,438)	3,738,438
	Total Short-Term Investments (Cost $69,078,536)	69,078,536
Total Investments (Cost $480,475,326) (f)(g)	114.8%	509,867,643
Liabilities in Excess of Other Assets	(14.8)	(65,579,038)
Net Assets	100.0%	$444,288,605

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value equal to $313,197,241 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 9.

  (c)  A portion of this security was on loan as of December 31, 2008.

  (d)  See note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class.

  (e)  Security trades on a Hong Kong exchange.

  (f)  Securities have been designated as collateral in an amount equal to $42,475,560 in connection with forward foreign currency contracts.

  (g)  The aggregate cost for federal income tax purposes is $513,178,091. The aggregate gross unrealized appreciation is $9,189,805 and the aggregate gross unrealized depreciation is $12,500,253, resulting in net unrealized depreciation of $3,310,448.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

Forward Foreign Currency Contracts Open at December 31, 2008:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$324,021	AUD	494,889	01/15/09	$20,395
	$9,988,246	AUD	15,041,406	01/15/09	479,774
AUD	4,421,222		$3,060,304	01/15/09	(16,632)
AUD	203,002		$142,761	01/15/09	1,483
AUD	3,669,485		$2,497,973	01/15/09	(55,794)
	$1,207,539	BRL	2,847,377	01/15/09	6,044
BRL	8,889,431		$3,540,196	01/15/09	(248,576)
BRL	5,245,740		$2,197,629	01/15/09	(38,163)
	$287,687	CAD	364,111	01/15/09	6,984
	$6,594,795	CAD	7,957,609	01/15/09	(150,824)
CAD	347,233		$290,086	01/15/09	8,901
CAD	2,240,452		$1,793,222	01/15/09	(21,067)
CAD	1,318,289		$1,069,469	01/15/09	1,935
	$25,178	CHF	30,452	01/15/09	3,436
	$1,428,276	CHF	1,702,005	01/15/09	171,023
CHF	76,412		$68,748	01/15/09	(3,053)
	$781,625	CZK	14,632,380	01/15/09	(24,562)
CZK	40,697,006		$2,066,032	01/15/09	(39,585)
	$13,656	DKK	79,032	01/15/09	1,084
DKK	37,563		$7,091	01/15/09	85
DKK	3,863,427		$682,229	01/15/09	(38,327)
	$161,037	EUR	124,985	01/15/09	12,570
	$372,028	EUR	264,115	01/15/09	(5,166)
	$3,049,762	EUR	2,314,107	01/15/09	164,587
EUR	109,063		$157,138	01/15/09	5,647
EUR	7,152,761		$10,013,379	01/15/09	78,027
	$26,924	GBP	18,205	01/15/09	(762)
	$881,148	GBP	571,248	01/15/09	(60,231)
GBP	322,677		$492,760	01/15/09	29,055
GBP	1,401,538		$2,091,445	01/15/09	77,353
	$5,890,759	HKD	45,637,950	01/15/09	(1,537)
	$544,906	HKD	4,221,933	01/15/09	(99)
HKD	1,868,051		$241,114	01/15/09	56
HKD	41,883,205		$5,405,659	01/15/09	957
	$4,124	JPY	372,000	01/15/09	(20)
	$316,885	JPY	29,319,789	01/15/09	6,663
	$3,606,223	JPY	319,053,411	01/15/09	(85,425)
JPY	11,364,115		$127,130	01/15/09	1,725
JPY	411,608,240		$4,472,641	01/15/09	(69,513)
	$2,460,925	KRW	3,204,123,812	01/15/09	86,413
KRW	4,215,580,238		$3,065,877	01/15/09	(285,587)

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2008 continued

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
MXN	8,712,995		$665,294	01/15/09	$39,521
MXN	10,825,481		$805,617	01/15/09	28,125
	$19,504	NOK	138,797	01/15/09	295
	$2,410,251	NOK	16,257,057	01/15/09	(91,258)
NOK	23,145,930		$3,325,636	01/15/09	23,976
	$24,156	NZD	44,565	01/15/09	1,824
	$1,437,295	NZD	2,611,602	01/15/09	85,202
NZD	3,071,666		$1,779,508	01/15/09	(11,195)
	$618,428	TRY	964,488	01/15/09	2,745
TRY	3,525,402		$2,253,517	01/15/09	(17,001)
				Net Unrealized Appreciation	$81,508

Currency Abbreviations:
AUD Australian Dollar.

BRL Brazilian Real.

CAD Canadian Dollar.

CHF Swiss Franc.

CZK Czech Republic Koruna.

DKK Danish Krone.

EUR Euro.

GBP British Pound.

HKD Hong Kong Dollar.

JPY Japanese Yen.

KRW South Korean Won.

MXN Mexican New Peso.

NOK Norwegian Krone.

NZD New Zealand Dollar.

TRY Turkish Lira.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Summary of Investments  ■  December 31, 2008

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$148,903,223	33.5%
Other Transportation	111,687,106	25.1
Gas Distributors	66,832,453	15.0
Oil & Gas Pipelines	28,308,438	6.3
Transportation - International	12,250,274	2.8
Energy	11,113,007	2.5
Investment Trust/Mutual Funds	10,183,639	2.3
Major Telecommunications	9,421,422	2.1
Marine Shipping	9,312,484	2.1
Shipping	6,864,132	1.5
Transportation	6,327,530	1.4
Investment Company	3,738,438	0.9
Specialty Telecommunications	3,573,459	0.8
Industrial	3,293,469	0.8
Engineering & Construction	3,073,897	0.7
Water Utilities	2,992,252	0.7
Natural Gas - Pipelines	1,274,932	0.3
Miscellaneous Commercial Services	1,132,037	0.3

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Communications - Equipment & Software	$735,030		0.2%
Environmental Services	658,505		0.1
Oil Related	569,915		0.1
Utilities - Telecommunications	466,373		0.1
Telecommunications	432,837		0.1
Utilities	323,268		0.1
Water	241,495		0.1
Wireless Telecommunications	215,226		0.1
Industrial Conglomerates	150,232		0.0
Waste Management	123,348		0.0
Construction	117,261		0.0
Alternative Power Generation	107,554		0.0
Oil & Gas Production	104,309		0.0
	$444,527,545	^	100.0	%^

  ^  Does not reflect the value of securities held as collateral on loaned securities and open forward foreign currency contracts with net unrealized appreciation of $81,508.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at value (cost $427,276,060) (including $61,274,505 for securities loaned)	$456,668,377
Investments in affiliate, at value (cost $53,199,266)	53,199,266
Unrealized appreciation on open forward foreign currency contracts	1,345,885
Cash (including $418,539 in foreign currency, at value with cost of $424,776)	404,086
Receivable for:
Dividends	1,700,721
Shares of beneficial interest sold	955,759
Foreign withholding taxes reclaimed	167,808
Dividends from affiliate	12,526
Prepaid expenses and other assets	94,774
Total Assets	514,549,202
Liabilities:
Collateral on securities loaned, at value	65,340,098
Unrealized depreciation on open forward foreign currency contracts	1,264,377
Payable for:
Shares of beneficial interest redeemed	3,009,526
Investment advisory fee	234,715
Distribution fee	96,462
Transfee agent fee	64,038
Administration fee	33,224
Accrued expenses and other payables	218,157
Total Liabilities	70,260,597
Net Assets	$444,288,605
Composition of Net Assets:
Paid-in-capital	$470,692,361
Net unrealized appreciation	29,491,040
Accumulated undistributed net investment income	1,351,784
Distributions in excess of net realized gain	(57,246,580)
Net Assets	$444,288,605
Class A Shares:
Net Assets	$98,711,050
Shares Outstanding (unlimited authorized, $.01 par value)	18,089,862
Net Asset Value Per Share	$5.46
Maximun Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$5.76
Class B Shares:
Net Assets	$14,745,353
Shares Outstanding (unlimited authorized, $.01 par value)	2,662,405
Net Asset Value Per Share	$5.54
Class C Shares:
Net Assets	$6,002,398
Shares Outstanding (unlimited authorized, $.01 par value)	1,088,905
Net Asset Value Per Share	$5.51
Class I Shares@@:
Net Assets	$2,076,120
Shares Outstanding (unlimited authorized, $.01 par value)	382,470
Net Asset Value Per Share	$5.43
Class Q Shares:
Net Assets	$322,753,684
Shares Outstanding (unlimited authorized, $.01 par value)	58,341,418
Net Asset Value Per Share	$5.53

@@  Formerly Class D Shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statement of Operations

For the year ended December 31, 2008

Net Investment Income: Income
Dividends (net of $750,492 foreign withholding tax)	$24,168,363
Dividends from affiliate	666,631
Income from securities loaned - net	376,195
Total Income	25,211,189
Expenses
Investment advisory fee	4,311,957
Distribution fee (Class A shares)	413,291
Distribution fee (Class B shares)	379,000
Distribution fee (Class C shares)	102,126
Distribution fee (Class Q shares)	1,380,752
Transfer agent fees and expenses	875,942
Administration fee	649,601
Shareholder reports and notices	207,457
Professional fees	203,462
Registration fees	66,499
Custodian fees	51,853
Trustees' fees and expenses	21,460
Other	78,448
Total Expenses	8,741,848
Less: expense offset	(1,987)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(24,294)
Net Expenses	8,715,567
Net Investment Income	16,495,622
Realized and Unrealized Gain: Realized Gain on:
Investments	194,693,242
Foreign exchange transactions	3,638,720
Net Realized Gain	198,331,962
Change in Unrealized Appreciation/Depreciation on:
Investments	(534,251,326)
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	97,848
Net Change in Unrealized Appreciation/Depreciation	(534,153,478)
Net Loss	(335,821,516)
Net Decrease	$(319,325,894)

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2008	FOR THE YEAR ENDED DECEMBER 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$16,495,622	$16,572,736
Net realized gain	198,331,962	110,310,762
Net change in unrealized appreciation/depreciation	(534,153,478)	61,039,934
Net Increase (Decrease)	(319,325,894)	187,923,432
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(4,135,467)	(5,985,689)
Class B shares	(488,276)	(546,823)
Class C shares	(177,690)	(132,320)
Class I shares@@	(88,741)	(93,990)
Class Q shares	(13,823,270)	(10,715,847)
Net realized gain
Class A shares	(46,466,173)	(19,297,731)
Class B shares	(7,216,752)	(5,562,045)
Class C shares	(2,787,204)	(1,284,906)
Class I shares@@	(950,451)	(396,169)
Class Q shares	(152,800,851)	(69,866,986)
Total Dividends and Distributions	(228,934,875)	(113,882,506)
Net decrease from transactions in shares of beneficial interest	(47,742,960)	(93,528,446)
Net Decrease	(596,003,729)	(19,487,520)
Net Assets:
Beginning of period	1,040,292,334	1,059,779,854
End of Period (Including accumulated undistributed net investment income of $1,351,784 and dividends in excess of net investment income of $69,114, respectively)	$444,288,605	$1,040,292,334

@@  Formerly Class D Shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008

1. Organization and Accounting Policies

Morgan Stanley Global Infrastructure Fund (the "Fund"), formerly Morgan Stanley Utilities Fund (the Fund's name changed effective November 3, 2008), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The Fund's Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares, Class C shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years, one year and six years, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares and Class Q shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

During the year ended December 31, 2008, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees has approved the elimination of redemption fees effective, January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or (effective June 30, 2008) Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in the interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at December 31, 2008 were $61,274,505 and $65,443,127, respectively. The Fund received cash collateral of $65,346,197, of which $65,340,098 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2008, there was uninvested cash of $6,099. The remaining collateral of $96,930 was received in the form of U.S. Government Obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory, Sub-Advisory and Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates to the Fund's net assets determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

Effective June 30, 2008, under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser provides the Fund with investment advice relating to the investment of Fund's assets, including the placing of orders for purchase and sale of portfolio securities. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser in the amount of $1,008,313 for the year ended December 31, 2008.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Sub-Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; (iii) Class C — up to 1.0% of the average daily net assets of Class C shares; and (iv) Class Q — up to 0.26% of the average daily net assets of Class Q shares.

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the year ended December 31, 2008, the distribution fee was accrued for Class Q shares at the annual rate of 0.23%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,403,853 for Class B shares, at December 31, 2008.

For the year ended December 31, 2008, the distribution fee was accrued for Class B shares at the annual rate of 1.0%.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.94%, respectively.

The Investment Adviser has agreed to cap the 12b-1 fee for Class C shares at 0.94% for a period of two years, ended December 10, 2008.

The Distributor has informed the Fund that for the year ended December 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares, Class C shares and Class Q shares of $334, $54,188, $1,539 and $125,534, respectively

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

and received $53,521 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class. For the year ended December 31, 2008, advisory fees paid were reduced by $24,294 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $666,631 for the year ended December 31, 2008. During the year ended December 31, 2008, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class aggregated $431,205,918 and $446,229,875, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008 aggregated $977,663,786 and $1,215,295,974, respectively.

For the year ended December 31, 2008, the Fund incurred brokerage commissions of $1,740, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2008 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,907. At December 31, 2008, the Fund had an accrued pension liability of $61,013 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

6. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At December 31, 2008, the Fund's cash balance consists principally of interest deposits with State Street Bank and Trust Company, the Fund's Custodian.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2008		FOR THE YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,438,472	$17,729,406	703,709	$11,427,662
Conversion from Class B	308,049	4,292,973	1,163,297	18,820,331
Conversion to Class Q	—	—	(39,843,472)	(673,023,021)
Reinvestment of dividends and distributions	9,345,076	49,533,559	1,326,587	21,024,110
Redeemed	(6,375,034)	(65,583,521)	(4,877,650)	(77,419,065)
Net increase (decrease) — Class A	4,716,563	5,972,417	(41,527,529)	(699,169,983)
CLASS B SHARES
Sold	402,293	5,705,337	495,368	8,153,448
Conversion to Class A	(306,044)	(4,292,973)	(1,156,993)	(18,820,331)
Reinvestment of dividends and distributions	1,405,575	7,496,117	311,700	4,964,478
Redeemed	(2,463,637)	(29,395,985)	(1,066,416)	(17,320,806)
Net decrease — Class B	(961,813)	(20,487,504)	(1,416,341)	(23,023,211)
CLASS C SHARES
Sold	54,552	773,590	102,160	1,670,720
Reinvestment of dividends and distributions	554,521	2,932,319	79,155	1,258,197
Redeemed	(403,431)	(4,512,400)	(201,490)	(3,257,180)
Net increase (decrease) — Class C	205,642	(806,491)	(20,175)	(328,263)
CLASS I SHARES@@
Sold	32,138	450,713	72,692	1,199,315
Reinvestment of dividends and distributions	196,906	1,039,191	29,367	463,861
Redeemed	(114,158)	(1,352,630)	(315,946)	(5,018,677)
Net increase (decrease) — Class I	114,886	137,274	(213,887)	(3,355,501)
CLASS Q SHARES
Conversion from Class A	—	—	39,564,823	673,023,021
Reinvestment of dividends and distributions	30,404,439	$163,531,236	4,176,044	66,543,808
Redeemed	(19,424,352)	(196,089,892)	(6,496,423)	(107,218,317)
Net increase (decrease) — Class Q	10,980,087	(32,558,656)	37,244,444	632,348,512
Net increase (decrease) in Fund	15,055,365	$(47,742,960)	(5,933,488)	$(93,528,446)

@@ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The Fund's Board of Trustees approved, effective November 3, 2008, changing the Fund's principal investment strategy to investing, under normal market conditions, at least 80% of the Fund's assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In connection with this change, the Board also approved a change to the Fund's name as well as its benchmarks, and increased the limit on the Fund's investments in foreign securities. On August 21, 2008, the Fund suspended offering its shares to new investors to allow the portfolio management team to implement these changes. Effective January 2, 2009, the Fund reopened to new investors.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2008	FOR THE YEAR ENDED DECEMBER 31, 2007
Ordinary income	$18,713,444	$17,474,669
Long- term capital gains	250,221,431	96,407,837
Total distributions	$268,934,875	$113,882,506
As of December 31, 2008, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$3,925,952
Undistributed long-term gains	$7,029,295
Net accumulated earnings	10,955,247
Post-October losses	(33,942,199)
Temporary differences	(71,534)
Net unrealized depreciation	(3,345,270)
Total accumulated losses	$(26,403,756)

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales.

Permanent differences, primarily due to foreign currency gains and equalization debits, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2008:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	DISTRIBUTIONS IN EXCESS OF NET REALIZED GAIN	PAID-IN-CAPITAL
$3,638,720	$(41,476,357)	$37,837,637

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2008 continued

9. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2008 USING
	TOTAL	QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$509,867,643	$180,791,132	$329,076,511	—
Other Financial Instruments*	81,508	—	81,508	—
Total	$509,949,151	$180,791,132	$329,158,019	—

*Other financial instruments include forward contracts.

Morgan Stanley Global Infrastructure Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2008		2007		2006	2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.79		$14.81		$14.37	$13.32	$11.34
Income (loss) from investment operations:
Net investment income(1)	0.28		0.26		0.26	0.31	0.29
Net realized and unrealized gain (loss)	(5.68)		2.54		2.54	1.71	1.98
Total income (loss) from investment operations	(5.40)		2.80		2.80	2.02	2.27
Less dividends and distributions from:
Net investment income	(0.36)		(0.28)		(0.31)	(0.36)	(0.29)
Net realized gain	(4.57)		(1.54)		(2.05)	(0.61)	–
Total dividends and distributions	(4.93)		(1.82)		(2.36)	(0.97)	(0.29)
Net asset value, end of period	$5.46		$15.79		$14.81	$14.37	$13.32
Total Return(2)	(32.71)%		19.23%		20.22%	15.12%	20.36%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.03	%(4)	1.01	%(4)	0.91%	1.03%	1.02%
Net investment income	2.07	%(4)	1.58	%(4)	1.43%	2.14%	2.44%
Supplemental Data:
Net assets, end of period, in thousands	$98,711		$211,167		$813,249	$658,909	$12,228
Portfolio turnover rate	124%		9%		21%	20%	20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2008		2007		2006	2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.90		$14.90		$14.45	$13.38	$11.40
Income (loss) from investment operations:
Net investment income(1)	0.17		0.14		0.27	0.32	0.30
Net realized and unrealized gain (loss)	(5.71)		2.55		2.55	1.72	1.99
Total income (loss) from investment operations	(5.54)		2.69		2.82	2.04	2.29
Less dividends and distributions from:
Net investment income	(0.25)		(0.15)		(0.32)	(0.36)	(0.31)
Net realized gain	(4.57)		(1.54)		(2.05)	(0.61)	–
Total dividends and distributions	(4.82)		(1.69)		(2.37)	(0.97)	(0.31)
Net asset value, end of period	$5.54		$15.90		$14.90	$14.45	$13.38
Total Return(2)	(33.28)%		18.27%		20.28%	15.22%	20.37%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.79	%(4)	1.76	%(4)	0.83%	0.94%	0.94	%(5)
Net investment income	1.31	%(4)	0.83	%(4)	1.51%	2.23%	2.52	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$14,745		$57,622		$75,100	$184,065	$890,696
Portfolio turnover rate	124%		9%		21%	20%	20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2004	1.24%	2.22%

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2008		2007		2006	2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.87		$14.88		$14.43	$13.37	$11.38
Income (loss) from investment operations:
Net investment income(1)	0.18		0.15		0.15	0.21	0.20
Net realized and unrealized gain (loss)	(5.71)		2.54		2.55	1.72	1.99
Total income (loss) from investment operations	(5.53)		2.69		2.70	1.93	2.19
Less dividends and distributions from:
Net investment income	(0.26)		(0.16)		(0.20)	(0.26)	(0.20)
Net realized gain	(4.57)		(1.54)		(2.05)	(0.61)	–
Total dividends and distributions	(4.83)		(1.70)		(2.25)	(0.87)	(0.20)
Net asset value, end of period	$5.51		$15.87		$14.88	$14.43	$13.37
Total Return(2)	(33.26)%		18.33%		19.36%	14.35%	19.47%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.73	%(4)	1.70	%(4)	1.65%	1.71%	1.77%
Net investment income	1.37	%(4)	0.89	%(4)	0.69%	1.46%	1.69%
Supplemental Data:
Net assets, end of period, in thousands	$6,002		$14,016		$13,441	$8,745	$8,851
Portfolio turnover rate	124%		9%		21%	20%	20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2008		2007		2006	2005	2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$15.75		$14.79		$14.34	$13.30	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.31		0.30		0.33	0.34	0.32
Net realized and unrealized gain (loss)	(5.68)		2.53		2.51	1.70	1.98
Total income (loss) from investment operations	(5.37)		2.83		2.84	2.04	2.30
Less dividends and distributions from:
Net investment income	(0.39)		(0.33)		(0.34)	(0.39)	(0.32)
Net realized gain	(4.57)		(1.54)		(2.05)	(0.61)	–
Total dividends and distributions	(4.96)		(1.87)		(2.39)	(1.00)	(0.32)
Redemption fees	0.01		–		–	–	–
Net asset value, end of period	$5.43		$15.75		$14.79	$14.34	$13.30
Total Return(2)	(32.54)%		19.44%		20.63%	15.34%	20.69%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.79	%(4)	0.76	%(4)	0.66%	0.78%	0.77%
Net investment income	2.31	%(4)	1.83	%(4)	1.68%	2.39%	2.69%
Supplemental Data:
Net assets, end of period, in thousands	$2,076		$4,214		$7,119	$4,059	$3,750
Portfolio turnover rate	124%		9%		21%	20%	20%

@@  Formerly Class D shares. Renamed Class I shares effectively March 31, 2008.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31, 2008		FOR THE YEAR ENDED DECEMBER 31, 2007		FOR THE PERIOD DECEMBER 11, 2006(5) THROUGH DECEMBER 31, 2006
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.90		$14.91		$14.88
Income (loss) from investment operations:
Net investment income(1)	0.28		0.26		0.01
Net realized and unrealized gain (loss)	(5.72)		2.56		0.02
Total income (loss) from investment operations	(5.44)		2.82		0.03
Less dividends and distributions from:
Net investment income	(0.36)		(0.29)		–
Net realized gain	(4.57)		(1.54)		–
Total dividends and distributions	(4.93)		(1.83)		–
Net asset value, end of period	$5.53		$15.90		$14.91
Total Return(2)	(32.76)%		19.23%		0.20	%(7)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.02	%(4)	0.98	%(4)	0.77	%(6)
Net investment income	2.08	%(4)	1.61	%(4)	1.57	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$322,754		$753,274		$150,871
Portfolio turnover rate	124%		9%		21	%(7)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)  Prior to December 11, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. The Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares.

(6)  Annualized.

(7)  Not annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Infrastructure Fund (formerly Morgan Stanley Utilities Fund) (the "Fund"), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Infrastructure Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 26, 2009

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	163	Director of various business organizations.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 28, 2008 through February 5, 2009 W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2008. For corporate shareholders, 67.63% of the dividends qualified for the dividends received deduction. The Fund designated and paid $210,221,431 as a long-term capital gain distribution. In addition, Fund shareholders redeemed $296,935,000 of shares during the fiscal year. Of these proceeds, approximately $50,000,000 represents long-term capital gain from the Fund.
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2008. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $21,004,928 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
20 Bank Street, Canary Warf
London, England E144AD

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

UTLANN
IU09-00645P-Y12/08

INVESTMENT MANAGEMENT

Morgan Stanley
Global Infrastructure Fund

Annual Report

December 31, 2008

Item 2.    Code of Ethics.

(a)            The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant			Covered Entities(1)
Audit Fees		$44,750		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,418,000	(2)
Tax Fees		$6,001	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,001		$7,299,000

Total		$50,751		$7,299,000

2007

	Registrant			Covered Entities(1)
Audit Fees		$40,850		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,121,000	(2)
Tax Fees		$5,253	(3)	$964,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,253		$7,085,000

Total		$46,103		$7,085,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Infrastructure Fund

/s/ Randy Takian

Randy Takian

Principal Executive Officer

February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian

Randy Takian

Principal Executive Officer

February 19, 2009

/s/ Francis Smith

Francis Smith

Principal Financial Officer

February 19, 2009